                  BENEFICIAL MORTGAGE SERVICES, INC., DEPOSITOR
                        $743,198,000 Class A Certificates
                        $ 32,313,000 Class M Certificates
                        $ 32,313,000 Class B Certificates
             Beneficial Home Equity Loan Asset Backed Certificates,
                                  Series 1997-1

                             UNDERWRITING AGREEMENT



                                                                    May 13, 1997


Merrill Lynch, Pierce, Fenner & Smith
          Incorporated
J.P. Morgan Securities Inc.
Salomon Brothers Inc
UBS Securities LLC
c/o Merrill Lynch, Pierce, Fenner & Smith
          Incorporated
    World Financial Center
    North Tower
    New York, New York 10281


Ladies and Gentlemen:

        Beneficial Mortgage Services, Inc. (the "Company"), a Delaware corporation, with its principal place of business in Wilmington, Delaware, is a limited-purpose finance company. The Company has authorized the issuance and sale of asset backed securities having aggregate outstanding principal balances of up to $3,000,000,000 (the "Securities"). The Securities may be issued in various series, and, within each series, in one or more classes, and, within each class, in one or more sub-classes, in one or more offerings on terms determined at the time of sale (each such series, a "Series" and each such class, a "Class"). Each Series of the Securities will be issued under a separate Pooling and Servicing Agreement (each, a "Pooling and Servicing Agreement") with respect to such Series among the Company, as depositor, Beneficial Mortgage Corporation ("Beneficial"), as Master Servicer (the "Master Servicer"), and a trustee to be identified in the prospectus supplement for each such Series (the "Trustee"), or a separate Trust Agreement (each a "Trust Agreement") between the Company, an owner trustee (the "Owner Trustee") to be named in the related prospectus supplement and another entity to be named in such prospectus supplement, or an Indenture (each an "Indenture") between the trust created by the related Trust Agreement and an indenture trustee (the "Indenture Trustee") named in the related prospectus supplement. If the Series of Securities are issued under a Trust Agreement or an Indenture, the

Indenture Trustee shall enter into a Servicing Agreement with the Master Servicer (each, a "Servicing Agreement"). The Securities will be described in the related prospectus supplement. The Securities of each Series will evidence specified interests in, or be supported by, the assets (the "Assets") described in the related prospectus supplement, and certain other property held in trust with respect to such Series (each, a "Trust Fund").

        The Securities are more fully described in a Prospectus and Prospectus Supplement (hereinafter defined) which the Company has furnished to you. Capitalized terms used but not defined herein shall have the meanings given to them in the Pooling and Servicing Agreement, dated as of May 1, 1997, among the Company, the Master Servicer, The Chase Manhattan Bank, as Trustee and Texas Commerce Bank National Associaton, as Co-Trustee. The term "you" as used herein, unless the context otherwise requires, shall mean you and such persons, if any, as are named as co-managers in the applicable Terms Agreement (defined below). The term "Representative" as used herein shall mean the person acting as representative of the Underwriters and named as the representative in the applicable Terms Agreement.

        Each offering of Securities pursuant to this Agreement will be made through you or through an underwriting syndicate managed by you. Whenever the Company determines to make an offering of Securities it will enter into an agreement (the "Terms Agreement") providing for the sale of such Securities to, and the purchase and offering thereof by, you and such other underwriters, if any, selected by you as have authorized you to enter into such Terms Agreement on their behalf (the "Underwriters," which term shall include you whether acting alone in the sale of Securities or as a member of an underwriting syndicate) The Terms Agreement relating to each offering of Securities shall specify, among other things, the principal amount or amounts of Securities to be issued, the price or prices at which the Securities are to be purchased by the Underwriters from the Company and the initial public offering price or prices or the method by which the price or prices at which such Securities are to be sold will be determined. A Terms Agreement, which shall be substantially in the form of Exhibit A hereto, may take the form of an exchange of any standard form of written telecommunication between you and the Company. Each offering of Securities will be governed by this Agreement, as supplemented by the applicable Terms Agreement, and this Agreement and such Terms Agreement shall inure to the benefit of and be binding upon the Underwriters participating in the offering of such Securities.

        The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 333-21511) relating to the Securities, and the offering thereof from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended (the "1933 Act"), and has filed, and proposes to file, such amendments thereto as may have been required to the date hereof and as shall be required prior to the effective date thereof pursuant to the 1933 Act and the rules of the Commission thereunder (the "Regulations"). Such registration statement, as amended at the time when each amendment becomes effective under the 1933 Act and at the Representation Date defined below, is referred to herein as the "Registration Statement". The base prospectus relating to the sale of a particular Series of Securities by the Company is referred to herein as the "Basic Prospectus," and a supplement to the Prospectus contemplated by Section 3(a) hereof is referred to herein as a "Prospectus Supplement". The Basic Prospectus and the related Prospectus Supplement are collectively referred to as the "Prospectus".

        SECTION 1. Representations and Warranties. (a) The Company, in its capacity as Depositor, represents and warrants to you as of the date hereof, and to the Underwriters, if any, named in the applicable Terms Agreement, all as of the date of such Terms Agreement (in each case, such latter date being hereinafter referred to as the "Representation Date"), as follows:

               (1) The Registration Statement, at the time the Registration Statement became effective did, and the Registration Statement, Prospectus and Prospectus Supplement as of the applicable Representation Date will, comply in all material respects with the requirements of the 1933 Act and the Regulations. The Registration Statement, at the time it became effective did not, and as of the applicable Representation Date will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading. The Prospectus, as amended or supplemented as of the applicable Representation Date and at the Closing Time referred to in Section 2, shall not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the Registration Statement or the Prospectus or the related Prospectus Supplement made in reliance upon and in conformity with information furnished to the Company in writing by the Underwriters expressly for use in the Registration Statement or the Prospectus or the related Prospectus Supplement. The conditions to the use by the Company of a registration statement on Form S-3 under the 1933 Act, as set forth in the General Instructions to Form S-3, have been satisfied with respect to the Registration Statement and the Prospectus, and there are no contracts or documents of the Company which are required to be filed as exhibits to the Registration Statement pursuant to the 1933 Act or the Regulations which have not been so filed.

               (2) Deloitte & Touche LLP are independent public accountants with respect to the Company as required by the 1933 Act and the Regulations.

               (3) Since the respective dates as of which information is given in the Registration Statement, the Basic Prospectus and the Prospectus Supplement, except as otherwise stated therein, there has been no material adverse change in the business, properties, financial condition or earnings of the Company or of Beneficial Corporation and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business.

               (4) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement, the applicable Pooling and Servicing Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify would not have a material adverse effect on the business, properties, financial condition or earnings of the Company; each of the Originators are duly authorized under the statutes which regulate the business of making loans or of financing the sale of goods (commonly called "small loan laws", "consumer finance laws" or "sales finance laws"), or are permitted under the general interest statutes and related laws and court decisions, to conduct in the various jurisdictions in which each of the Originators do business the businesses as currently conducted therein by any of them, except where the failure to be so authorized or permitted would not have a material adverse effect on the business or financial condition of any of the Originators.

               (5) The direction by the Company to the Trustee to execute, countersign, issue and deliver the Securities has been duly authorized by the Company, and assuming the Trustee has been duly authorized to do so, when executed, countersigned, issued and delivered by the Trustee in accordance with the Pooling and Servicing Agreement and in the case of the Securities delivered to the Underwriters as provided in this Agreement and the Terms Agreement, the Securities shall be duly and validly issued and outstanding and shall be entitled to the benefits provided by the Pooling and Servicing Agreement. The Securities and the Pooling and Servicing Agreement conform in all material respects to all statements relating thereto in the Prospectus.

               (6) The Pooling and Servicing Agreement has been duly and validly authorized, executed and delivered by the Company and, when executed by the other parties thereto and delivered in accordance with the terms thereof, shall constitute the valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other laws relating to or affecting enforcement of creditors' rights or by general equitable principles; and the execution, delivery and performance of the Pooling and Servicing Agreement and the consummation of the transactions contemplated therein shall not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, any contract, indenture, mortgage, loan agreement, note, lease, pooling and servicing agreement or other instrument to which the Company is a party or by which it may be bound, or to which any of the property or assets of the Company is subject, nor shall such action result in any violation of the provisions of the certificate of incorporation or by-laws of the Company or any applicable law, administrative regulation or administrative or court decree except for conflicts, violations, breaches and defaults which would not, individually or in the aggregate, be materially adverse to the Company or materially adverse to the transactions contemplated by this Agreement.

               (7) This Agreement and the Terms Agreement have been duly and validly authorized, executed and delivered by the Company and constitute the legal, valid and binding agreements of the Company; and the execution, delivery and performance of this Agreement and the Terms Agreement and the consummation of the transactions contemplated herein and therein have been duly authorized by all necessary corporate action of the Company and shall not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, any contract, indenture, mortgage, loan agreement, note, lease, pooling and servicing agreement or other instrument to which the Company is a party or by which it may be bound, or to which any of the property or assets of the Company is subject, nor shall such action result in any violation of the provisions of the certificate of incorporation or by-laws of the Company or any applicable law, administrative regulation or administrative or court order or decree, except for conflicts, violations, breaches and defaults which would not, individually or in the aggregate, be materially adverse to the Company or materially adverse to the transactions contemplated by this Agreement.

               (8) The Company is not in violation of its certificate of incorporation or by-laws or of any indenture, agreement, or undertaking mentioned or referred to in any registration statement filed by the Company or referred to in the minutes of the meetings of the stockholders, board of directors, or any committee of the board of directors of the Company, to which it is a party or by which it or its properties may be bound.

               (9) There are no legal or governmental proceedings pending in the United States to which the Company is a party or of which any property of the company is subject, which if determined adversely to the company would individually or in the aggregate have a material adverse effect on the business, properties, financial condition or earnings of the Company, and to the best of the Company's knowledge, no such proceedings are threatened or contemplated in the United States by governmental authorities or threatened in the United States by others.

               (10) Each of the Originators possesses all material licenses, certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by it and as described in the Prospectus or otherwise to consummate the transactions contemplated by this Agreement, the Terms Agreement, the Pooling and Servicing Agreement, the Basic Prospectus and the related Prospectus Supplement, and the Company has received no notice of proceedings relating to the revocation or modification of any such license, certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the conduct of the business, properties, financial condition or earnings of the Company or any of the Originators.

               (11) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required in the United States for the issue and sale of the Securities, or States for the issue and sale of the Securities, or the consummation by the Company of the other transactions contemplated by this Agreement, the Terms Agreement, the Pooling and Servicing Agreement and the Basic Prospectus or the related Prospectus Supplement, except such as may be required under the 1933 Act or the Regulations or state securities laws.

               (12) At the time of execution and delivery of the Pooling and Servicing Agreement, the Company (i) shall have good and marketable title to the Home Equity Loans being transferred by it to the Trustee pursuant thereto, free and clear of any lien, mortgage, pledge, charge, encumbrances, adverse claim or other security interest (collectively, "Liens"), except to the extent described in Section 2.04 of the Pooling and Servicing Agreement, (ii) shall not have assigned to any person any of its right, title or interest in such Home Equity Loan or in the Pooling and Servicing Agreement and (iii) shall have the power and authority to sell such Home Equity Loans to the Trustee and upon execution and delivery of the Pooling and Servicing Agreement by the Trustee, the

        Trustee shall have acquired beneficial ownership of all of the Company's right, title and interest in and to such Home Equity Loans except to the extent disclosed in the Prospectus and upon delivery to the Underwriters of the Securities the Underwriter shall have good and marketable title to the Securities, in each case free of Liens except, in the case of the Home Equity Loans, to the extent described in Section 2.04 of the Pooling and Servicing Agreement.

               (13) As of the Cut-off Date, each of the Home Equity Loans shall meet the eligibility criteria described in the Pooling and Servicing Agreement.

               (14) Neither the Company nor the Trust Fund created by the applicable Pooling and Servicing Agreement shall conduct its operations while any of the Securities are outstanding in a manner that would constitute the Company or the Trust Fund as an "investment company" under the Investment Company Act of 1940, as amended (the "1940 Act").

               (15) At Closing Time, each of the representations and warranties of the Company set forth in the Pooling and Servicing Agreement shall be true and correct in all material respects.

        Any certificate signed by an officer of the Company and delivered to you or counsel for the Underwriters in connection with an offering of Securities shall be deemed, a representation and warranty as to the matters covered thereby to each person to whom the representations and warranties in this Section 1 are made.

        (b) The Master Servicer represents and warrants to you as of the date hereof, and to the Underwriters, if any, named in the applicable Terms Agreement, all as of the Representation Date, as follows:

               (i) The Master Servicer has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with corporate power and authority to enter into and perform its obligations under this Agreement.

               (ii) This Agreement has been duly and validly authorized, executed and delivered by the Master Servicer; and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate action of the Master Servicer and shall not result in any violation of the provisions of the certificate of incorporation or by-laws of the Master Servicer, except for violations which would not, individually or in the aggregate, be materially adverse to the Master Servicer or materially adverse to the transactions contemplated by this Agreement.

        SECTION 2. Sale and Delivery to Underwriters; Closing. (a) On the basis of the representations and warranties contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company, the Securities at the price per Security set forth in the Terms Agreement opposite the name of such Underwriter.

        (b) Payment of the purchase price for, and delivery of, any Securities to be purchased by the Underwriters shall be made at the office of Dechert Price & Rhoads, 30 Rockefeller Plaza, New York, New York 10112 or at such other place as shall be agreed upon by you and the Company at 10 A.M. on May 20, 1997, or such other time not later than ten business days after such date as shall be agreed upon by you and the Company in the Terms Agreement (each such time and date being referred to as a "Closing Time"). Unless otherwise specified in the applicable Terms Agreement, payment shall be made to the Company by wire transfer of same day funds, or in such other manner as the parties thereto may agree in writing, payable to the account of the Company, against delivery to you of the Securities. Such Securities shall be in such denominations and registered in such names as you may request in writing at least one business day prior to the applicable Closing Time. Such Securities, which may be in temporary form, will be made available for examination and packaging by you no later than 1:00 P.M. on the last business day prior to the applicable Closing Time.

        SECTION 3. Covenants of the Company. The Company covenants with each of you as follows with respect to Securities:

        (a) Contemporaneously with the execution of each Terms Agreement, the Company will prepare a Prospectus Supplement setting forth the principal amount of Securities covered thereby, the price or prices at which the Securities are to be purchased by the Underwriters, the initial public offering price or prices or the method by which the price or prices by which the Securities are to be sold will be determined, the selling concession(s) and reallowance(s), if any, any delayed delivery arrangements, and such other information as you and the Company deem appropriate in connection with the offering of the Securities. The Company will promptly transmit copies of the Prospectus Supplement to the Commission for filing pursuant to Rule 424 under the 1933 Act and will furnish to the Underwriters as many copies of the Prospectus and such Prospectus Supplement as you shall reasonably request.

        (b) If any event shall occur as a result of which it is necessary to amend or supplement the Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, the Company shall forthwith amend or supplement the Prospectus (in form and substance satisfactory to counsel for the Company and the Underwriters) so that, as of amended or supplemented, the Prospectus shall not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading, and the Company shall furnish to the Underwriters a reasonable number of copies of such amendment or supplement.

        (c) Until the completion of the distribution of the Securities to be purchased by the Underwriters, the Company will give you reasonable notice of its intention to file any amendment to the Registration Statement or any amendment or supplement to the Prospectus, whether pursuant to the 1933 Act or otherwise, will furnish you with copies of any such amendment or supplement or other documents proposed to be filed a reasonable time in advance of filing, and will not file any such amendment or supplement or other documents in a form to which you or your counsel shall reasonably object.

        (d) Until the completion of the distribution of the Securities to be purchased by the Underwriters, the Company will notify you immediately, and confirm the notice in writing, (i) of the effectiveness of any amendment to the Registration Statement, (ii) of the mailing or the delivery to the Commission for filing of any supplement to the Prospectus or any document, other than quarterly and annual reports to be filed pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"),
(iii) of the receipt of any comments from the Commission with respect to the Registration Statement, the Prospectus or any Prospectus Supplement, (iv) of any request by the Commission for any amendment to the Registration Statement of any amendment or supplement to the Prospectus or for additional information, and (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

        (e) The Company will deliver to you two signed copies and as many conformed copies of the Registration Statement (as originally filed) and of each amendment thereto including exhibits filed therewith as you may reasonably request.

        (f) The Company shall endeavor, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as you may designate; provided, however, that the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified. In each jurisdiction in which the Securities have been so qualified, the Company shall file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for so long as may be required for the distribution of the Securities.

        (g) The Company and the Originators shall use the net proceeds received by them from the sale of the Securities in the manner specified in the Prospectus and the related Prospectus Supplement under "Use of Proceeds".

        (h) If required, the Master Servicer shall file with the Commission a Report on Form 8-K within 15 days of Closing Time setting forth certain information concerning the Securities which was not specifically set forth in the Prospectus.

        (i) During a period of 30 days from the date of the Terms Agreement, the Company shall not, without the prior written consent of the Underwriters, directly or indirectly, publicly sell, or offer to sell, any mortgage pass-through certificates, mortgages pas-through notes, collateralized mortgage obligations or asset-backed securities or similar securities representing interests in or secured by mortgage loans or mortgage-backed securities.

        (j) So long as the Securities shall be outstanding, the Master Servicer shall deliver to you the annual statement as to compliance delivered to the Trustee pursuant to Section 3.09 of the Pooling and Servicing Agreement and the annual statement of a firm of independent public accountants furnished to the Trustee pursuant to Section 3.10 of the Pooling and Servicing Agreement, as soon as such statements are furnished to the Trustee.

        (k) The Master Servicer shall prepare, or cause to be prepared, and file, or cause to be filed, a timely election to treat the Home Equity Loans as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes and shall file, or cause to be filed, such tax returns and take such actions, all on a timely basis, as are required to elect and maintain such status.

        SECTION 4. Payment of Expenses. The Company shall be obligated to pay all expenses incident to the performance of its obligations under this Agreement and any Terms Agreement, including without limitation, those related to (i) the filing of the Registration Statement and all amendments thereto, (ii) the printing and delivery to the Underwriters, in such quantities as you may reasonably request, of copies of this Agreement, each Terms Agreement, any agreements among Underwriters, the Prospectus and all Supplements thereto and any selling agreements and Underwriters' questionnaires and powers of attorney,
(iii) the preparation, issuance and delivery of the Securities to the Underwriters, (iv) the fees and disbursements of the Company's counsel and accountants, (v) the qualification of the Securities under Securities and Blue Sky laws in accordance with the provisions of Section 3(f) hereof, including filing fees, and the fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any Blue Sky Survey, (vi) the printing and delivery to the Underwriters, in such quantities as you may reasonably request, hereinabove stated, of copies of the Registration Statement, and Prospectus and all amendments and Supplements thereto, and of any Blue Sky Survey, (viii) the fees charged by investment rating agencies for rating the Securities, and (ix) the fees and expenses of the Trustee and its counsel.

        If a Terms Agreement is terminated by you in accordance with the provisions of Section 5 or Section 10(i) hereof, the Company shall reimburse you for all reasonable out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

        SECTION 5. Conditions of Underwriters' Obligations. The obligations of the Underwriters to purchase Securities pursuant to any Terms Agreement are subject to the accuracy of the representations and warranties of the Company herein contained, to the performance by the Company of its obligations hereunder, and to the following further conditions:

        (a) At the applicable Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission.

        (b) At the applicable Closing Time, you shall have received:

               (1) The favorable opinion, dated as of the applicable Closing Time, of Dechert Price & Rhoads, counsel for the Company, in form and substance satisfactory to such of you as may be named in the applicable Terms Agreement, to the effect that:

                   (i) The direction by the Company to the Trustee to execute, issue, countersign and deliver the Securities has been duly authorized by the Company and, assuming that the Trustee has been duly authorized to do so, when executed and countersigned and delivered by the Trustee in accordance with the Pooling and Servicing Agreement and in the case of the Securities delivered to you as provided in this Agreement and the Terms Agreement, the Securities shall be validly issued and outstanding and shall be entitled to the benefits of the Pooling and Servicing Agreement.

                   (ii) The Pooling and Servicing Agreement has been duly and validly authorized, executed and delivered by the Company and the Master Servicer and, assuming due authorization, execution and delivery thereof by the Trustee, the Pooling and Servicing Agreement constitutes a valid and binding agreement of the Company and the Master Servicer, enforceable against the Company and the Master Servicer in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other laws relating to or affecting creditors' rights generally or by general equitable principles.

                   (iii) This Agreement and the Terms Agreement have been duly and validly authorized, executed and delivered by the Company and the Master Servicer.

                   (iv) To such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission.

                   (v) At the time the Registration Statement became effective and at the Representation Date, the Registration Statement (other than the financial and statistical information included therein, as to which no opinion is rendered), complied as to form in all material respects with the requirements of the 1933 Act and the Regulations promulgated thereunder.

                   (vi) The conditions to the use by the Company of a
               registration statement on Form S-3 under the 1933 Act, as set forth in the General Instructions to Form S-3, have been satisfied with respect to the Registration Statement and the Prospectus.

                   (vii) The information in the Prospectus under "PROSPECTUS
               SUPPLEMENT SUMMARY -- ERISA Considerations," "PROSPECTUS SUPPLEMENT SUMMARY -- Certain Federal Tax Aspects," "RISK FACTORS
               - - Bankruptcy and Insolvency Considerations - True Sale," "FEDERAL INCOME TAX CONSEQUENCES" and "ERISA CONSIDERATIONS" to the extent that it constitutes matters of law or summaries of legal matters, documents or proceedings, or legal conclusions, has been reviewed by such counsel and is correct in all material respects.

                   (viii) No authorization, approval, consent or order of any court or governmental authority or agency is required in connection with the consummation of transactions contemplated by, or the fulfillment of the terms of, this Agreement, the Terms Agreement and the Pooling and Servicing Agreement or the sale of the Securities to the Underwriters, except such as may be required under the 1933 Act or the Regulations or state securities laws. However, because the Originators will be entitled to retain possession of the documentation relating to the Home Equity Loans sold by them and assignments of the Home Equity Loans in favor of the Trustee or the Co-Trustee will not be required to be recorded except in certain circumstances, such counsel may state that they express no opinion with respect to the Trustee's or the Co-Trustee's ability to enforce the Home Equity Loans directly against the obligors under the Home Equity Loans.

                   (ix) The Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended.

                   (x) Neither the Company nor the Trust Fund, as defined in the
               Pooling and Servicing Agreement, is required to be registered under the Investment Company Act of 1940, as amended.

                   (xi) Assuming (i) that the election required by Section
               860D(b) of the Internal Revenue Code of 1986, as amended (the "Code") is properly made and (ii) compliance with the Pooling and Servicing Agreement, as in effect at the Closing Time, and with any subsequent changes in the law, including any amendments to the Code or applicable regulations of the U.S. Department of the Treasury thereunder, the Trust Fund will be treated for federal income tax purposes as a "real estate mortgage investment conduit" within the meaning of Section 860D of the Code, the Securities shall be treated as "regular interests" in such REMIC and the Class R Certificates shall be treated as the single class of "residual interests" in such REMIC and the statements in the Prospectus under the headings "Summary -- Certain Federal Tax Aspects" and "Federal Income Tax Consequences", to the extent they constitute matters of federal law or legal conclusions with respect thereto, have been prepared and reviewed by such counsel and, in the opinion of such counsel, provide a fair and accurate summary of their conclusions.

        In rendering the foregoing opinion, such counsel may also state that except to the extent set forth in paragraph (viii) above, they have not made any independent investigation or verification of facts or law contained in, and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in, the Registration Statement and Prospectus or related Prospectus Supplement.

        You shall also have received from such counsel a letter authorizing the Underwriters to rely upon the opinions delivered by such counsel to each Rating Agency rating the Securities in connection with the transactions contemplated by this Agreement and the Pooling and Servicing Agreement.

               (2) Charles D. Brown, Vice President and Assistant General Counsel of Beneficial Management Corporation of America, or other counsel regularly employed by the Company, shall furnish to you an opinion to the effect that:

                   (A) Each of the Company and the Master Servicer has been duly incorporated in, and is a validly existing corporation in good standing under the laws of, the State of Delaware.

                   (B) The Company has corporate power and authority (i) to own, lease and operate its properties, (ii) to conduct its business as described in the Registration Statement, and (iii) to enter into an perform its obligations under this Agreement, the Terms Agreement and the Pooling and Servicing Agreement.

                   (C) The Master Servicer has corporate power and authority (i)
               to own, lease and operate its properties, (ii) to conduct its business as described in the Registration Statement, (iii) to serve in the capacity of master servicer of the Home Equity Loans as described in the Pooling and Servicing Agreement, and (iv) to enter into and perform its obligations under the Pooling and Servicing Agreement.

                   (D) The Master Servicer possesses all necessary licenses and approvals from governmental authorities to conduct its business in each of the States as currently conducted therein by it.

                   (E) The consummation of the transactions contemplated by, and the fulfillment of the terms of, this Agreement, the Terms Agreement and the Pooling and Servicing Agreement will not (i) violate any of the provisions of the Certificate or Incorporation or the By-Laws of the Company, or (ii) breach, or result in a default under, any indenture, agreement or undertaking to which the Company is a party or by which it is bound and which is mentioned or referred to in any registration statement or other report filed by the Company with the Commission or in the minutes of the meetings of the stockholders, Board of Directors, or any committee of the Board of Directors of the Company.

                   (F) The consummation of the transactions contemplated by, and the fulfillment of the terms of, the Pooling and Servicing Agreement will not (i) violate any of the provisions of the Certificate of Incorporation or the By-Laws of the Master Servicer, or (ii) breach, or result in a default under, any indenture, agreement or undertaking to which the Master Servicer is a party or by which it is bound and which is mentioned or referred to in any registration statement or other report filed by the Master Servicer with the Commission or in the minutes of the meetings of the stockholders, Board of Directors, or any committee of the Board of Directors of the Master Servicer.

                   (G) To the extent of matters brought to such counsel's
               attention and upon the basis of information furnished to such counsel, such counsel is not aware of (i) any material pending legal proceedings to which either the Company or the Master Servicer is a party or of which any of their respective property is the subject which would be required to be disclosed in the Registration Statement or the Prospectus pursuant to the applicable requirements of the 1933 Act and the rules and regulations of the Commission thereunder, which are not so disclosed; (ii) any other material pending legal proceedings, including ordinary routine litigation incidental to the business of either the Company or the Master Servicer, to which either the Company or the Master Servicer is a party or of which any of their respective property is the subject; or (iii) any legal proceedings, pending or threatened, (A) asserting the invalidity of the Pooling and Servicing Agreement or the Securities, (B) seeking to prevent the issuance of the Securities or the consummation by either the Company or the Master Servicer of any of the transactions contemplated by this Agreement, the Terms Agreement or the Pooling and Servicing Agreement, or (C) which might materially and adversely affect the performance by the Company of its obligations under this Agreement and the Terms Agreement or either the Company or the Master Servicer or their respective obligations under the Pooling and Servicing Agreement.

                   (H) To the extent of matters brought to such counsel's
               attention and upon the basis of information furnished to such counsel, such counsel is not aware of any material contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be filed as exhibits to the Registration Statement pursuant to the applicable requirements of the 1933 Act and the rules and regulations of the Commission thereunder, which are not so filed.

                   (I) The statements in the Prospectus under the heading
               "Description of the Certificates" and "Description of the Securities", insofar as such statements purport to summarize certain provisions of the Securities and the Pooling and Servicing Agreement, are accurate in all material respects.

               (3) The favorable opinion, dated as of Closing Time, of Seward & Kissell, counsel for the Trustee, in form and substance satisfactory to counsel for the Underwriters.

               (4) The favorable opinion, dated as of Closing Time, of Brown & Wood LLP, counsel for the Underwriters, with respect to the issue and sale of the Securities, the Registration Statement, this Agreement, the Terms Agreement, the Prospectus, the related Prospectus Supplement and such other related matters as the Underwriters may require.

               (5) In giving their opinions required by subsections (b)(1) and
        (b)(2), respectively, of this Section, such counsel shall state that it has participated in conferences with officers and other representatives of the Company, your counsel, representatives of the independent accountants for the Company and you at which the contents of the Registration Statement and the Prospectus were discussed and, although such counsel is not passing upon and does not assume responsibility for, the factual accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus and has made no independent check or verification thereof for the purpose of rendering this opinion, on the basis of the foregoing (relying as to factual matters to a large extent upon the certificates of officers and other representatives of the Company), nothing has come to their attention that leads such counsel to believe that either the Registration Statement, at the time it became effective, or the Prospectus at the time the Prospectus was delivered to you contained or at the Closing Time, contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that such counsel need express no view with respect to the financial statements, schedules and other financial and statistical data included in or incorporated by reference into the Registration Statement or the Prospectus.

               (6) The favorable opinion of counsel to the Trustee, dated as of the applicable Closing Time, addressed to you and in form and scope satisfactory to your counsel, to the effect that:

                   (i) The Trustee is a New York banking corporation with trust powers, duly organized and validly existing in good standing under the laws of the State of New York, and has all requisite power and authority to enter into the Agreement and perform the obligations of Trustee.

                   (ii) The Pooling and Servicing Agreement has been duly
               authorized, executed, and delivered by the Trustee, and constitutes the legal, valid, and binding obligation of the Trustee enforceable against the Trustee in accordance with its terms, except as enforceability may be limited by applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of creditors' rights generally and by general equity principles.

        In rendering such opinion, such counsel may rely, as to matters of fact, to the extent deemed proper and stated therein, on certificates of responsible officers of the Trustee or public officials.

        (c) At Closing Time there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change in the business, properties, financial condition or earnings of the Company or of Beneficial Corporation and its subsidiaries taken as a whole, and the Underwriters shall have received a certificate of the President or a Vice President of the Company and of the chief financial or chief accounting officers of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change with respect to the Company, (ii) the representations and warranties made by the Company in Section 1 are true and correct in all material respects with the same force and effect as though expressly made at and as of Closing Time,
(iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purposes have been initiated or threatened by the Commission.

        (d) You shall have received from independent certified public accountants acceptable to you, a letter, dated as of the date of the applicable Terms Agreement and as of the applicable Closing Time, delivered at such times, in the form heretofore agreed to.

        (e) At Closing Time the Underwriters shall have received from the Trustee a certificate signed by one or more duly authorized officers of the Trustee, dated as of Closing Time, as to the due acceptance of the Pooling and Servicing Agreement by the Trustee and the due execution and delivery of the Securities delivered by the Trustee thereunder and such other matters as the Underwriters shall reasonably request.

        (f) At the applicable Closing Time, with respect to a Series of Securities, the Securities shall have received the certificate rating or ratings specified in the related Terms Agreement.

        (g) At the applicable Closing Time, counsel for the Underwriters shall have been furnished with such documents as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated and related proceedings or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to you and counsel for the Underwriters.

        (h) At the applicable Closing Time, the Company shall have furnished to you such further information and documents as you may have reasonably requested.

        If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, the applicable Terms Agreement may be terminated by you by notice to the Company at any time at or prior to the applicable Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4.

        SECTION 6.  Indemnification.

        (a) As an inducement to the Underwriters to participate in the public offering of the Securities, the Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, as follows:

                   (i) against any and all losses, liabilities, claims, damages and expenses whatsoever arising out of or resulting from any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of or resulting from any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto) or any preliminary prospectus or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

                   (ii) against any and all losses, liabilities, claims, damages and expenses whatsoever to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency, or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

                   (iii) against any and all expense whatsoever (including,
             subject to Section 6(c) hereof, the fees and disbursements of counsel chosen by you) reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of or resulting from any untrue statement or omission or alleged untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representative expressly for use in the Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto); and, provided, further, that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus or any Prospectus (or any amendment or supplement thereto), this indemnity agreement shall not apply to the extent that any loss, liability, claim, damage or expense results from the fact that the Securities were offered or sold to a person to whom there was not delivered, at or prior to the written confirmation of the sale of the Securities to such person, a copy of the prospectus (or any amendment or supplement thereto) correcting such untrue statement or omission where the Company has previously furnished copies thereof to the Underwriters.

        (b) Each Underwriter agrees to indemnify and hold harmless the Company, each of the Company's directors, each of the Company's officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all losses, liabilities, claims, damages and expenses described in the indemnity contained in subsection (a) of this Section, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) or any preliminary prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Underwriter through the Representative expressly for use in the Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) or any preliminary prospectus.

        (c) Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it with respect to which indemnity may be sought hereunder but failure to so notify an indemnifying party shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action. If it so elects within a reasonable time after receipt of such notice, an indemnifying party, jointly with any other indemnifying parties receiving such notice, may assume the defense of such action with counsel chosen by it and approved by the indemnified parties defendant in such action, unless such indemnified parties reasonably object to such assumption on the ground that representation of both the indemnifying parties and the indemnified parties by the same counsel would be inappropriate due to actual or potential differing interests between them. If an indemnifying party assumes the defense of such action, the indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action except as provided in the preceding sentence. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

        (d) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceedings in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

        SECTION 7. Contribution. (a) In order to provide for just and equitable contributions in circumstances in which the indemnification provided for in
Section 6 is due in accordance with its terms but is for any reason held by a court to be unavailable from the indemnifying parties, then each indemnifying party under such Section, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, liabilities, actions, claims, damages or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, liabilities, actions, claims, damages or expenses as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Securities (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate public offering price of the Securities. The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the respective principal amount of Securities they have purchased hereunder, and not joint.

        (b) The Company and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (a). The amount paid or payable by an indemnified party as a result of the losses, liabilities, actions, claims, damages and expenses referred to in paragraph (a) shall be deemed to include, subject to the limitations set forth in Section 6, any legal or other expenses reasonably incurred by such indemnified party in connection with investigation or defending any such action or claim. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity. For purposes of this Section 7, each person, if any, who controls any of the Underwriters within the meaning of

Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Underwriters and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribute as the Company.

        SECTION 8. Obligations of Beneficial. Beneficial agrees with the Underwriters, for the sole and exclusive benefit of the Underwriters and each person who controls the Underwriters within the meaning of either the 1933 Act or the 1934 Act and not for the benefit of any assignee thereof or any other person or persons dealing with the Underwriters, in consideration of and as an inducement to its agreement to purchase the Securities from the Company, to indemnify and hold harmless the Underwriters against any failure by the Company to perform its indemnity obligations to the Underwriters pursuant to Section 6 or its contribution obligations pursuant to Section 7.

        SECTION 9. Representations, Warranties, and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement and the Terms Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, and the indemnity and contribution provisions of Sections 6 and 7, shall remain operative and in full force and effect, regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Underwriters or controlling person thereof, or by or on behalf of the Company and (iii) acceptance of and payment for the Securities by the Underwriters.

        SECTION 10. Termination of Agreement. You may terminate the Terms Agreement, immediately upon notice to the Company, at any time at or prior to the applicable Closing Time (i) if there has been, since the date of such Terms Agreement or since the respective dates as of which information is given in the Registration Statement or Prospectus any material adverse change in the business, financial condition or earnings of the Company or of Beneficial Corporation and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business or (ii) if there has occurred any material adverse change in the financial markets in the United States or any outbreak of hostilities or other calamity or crisis, the effect of which on the financial markets of the United States is such as to make it, in your judgment, impracticable to market such Securities or enforce contracts for the sale of such Securities, or (iii) if trading in the common stock of Beneficial Corporation has been suspended on any exchange, or (iv) if trading generally on either the American Stock Exchange or the New York Stock Exchange has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by either Federal or New York authorities.

        SECTION 11. Default by One or More of the Underwriters. If one or more of the Underwriters participating in an offering of Securities shall fail at the applicable Closing Time to purchase the Securities which it or they are obligated to purchase hereunder and under the applicable Terms Agreement (the "Defaulted Securities"), then such of you as are named therein shall have the right, but not the obligation, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other Underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth. If, however, you have not completed such arrangements within such

24-hour period, then this Agreement shall terminate without liability on the part of the non-defaulting Underwriters.

        No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability with respect to any default of such Underwriters under this Agreement and the applicable Terms Agreement.

        In the event of a default by any Underwriters as set forth in this Section which does not result in a termination of this Agreement, either the non-defaulting Underwriters or the Company shall have the right to postpone the applicable Closing Time for a period of time not exceeding seven days in order that any required changes in the Registration Statement or Prospectus or in any other documents or arrangements may be effected.

        SECTION 12. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to you at the address set forth on the first page hereof, Attention: Syndicate Department. Notices to the Company shall be directed to the Company at One Christina Centre, 301 North Walnut Street, Wilmington, Delaware 19801, Attention: Corporate Secretary.

        SECTION 13. Parties. This Agreement shall inure to the benefit of and be binding upon you and the Company and any Terms Agreement shall inure to the benefit of and be binding upon the Company and any Underwriters and their respective successors. Nothing expressed or mentioned in this Agreement or any Terms Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto or thereto and their respective successors and the controlling person and officers and directors referred to in Sections 6 and 7 hereof and their heirs and legal representatives any legal or equitable right, remedy or claim under or with respect to this Agreement or any Terms Agreement or any provision herein or therein contained. This Agreement and any Terms Agreement and all conditions and provisions hereof or thereof are intended to be for the sole and exclusive benefit of the parties and their respective successors and their heirs and legal representatives (to the extent of their rights as specified herein and therein) and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriters shall be deemed to be a successor by reason merely of such purchase.

        SECTION 14. Governing Law and Time. This Agreement and each Terms Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State. Specified times of day refer to New York City time.

        SECTION 15. Counterparts. This Agreement and any Terms Agreement may be executed in counterparts, each of which shall constitute an original of any party whose signature appears on it, and all of which shall together constitute a single instrument.

        If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between you and the Company in accordance with its terms.

                                    Very truly yours,

                                    BENEFICIAL MORTGAGE SERVICES, INC., as
                                            Depositor

                                    By:___________________________________
                                    Name:
                                    Title:




CONFIRMED AND ACCEPTED, as of the date first above written:


Merrill Lynch, Pierce, Fenner & Smith
        Incorporated
J.P. Morgan Securities Inc.
Salomon Brothers Inc
UBS Securities LLC


By:  MERRILL LYNCH, PIERCE, FENNER & SMITH
        INCORPORATED


By:___________________________________
Name:
Title:

For itself and as the authorized representative of the other Underwriters named in the Terms Agreement.

Acknowledged and Agreed to as to Sections 1(b) and 8 above only:

BENEFICIAL MORTGAGE CORPORATION,
as Master Servicer



By:___________________________________
Name:
Title:

                                                                       EXHIBIT A



                       BENEFICIAL MORTGAGE SERVICES, INC.
                     ASSET BACKED SECURITIES, SERIES ______

                             FORM OF TERMS AGREEMENT


                                                  Dated: _________________, ____


To: Beneficial Mortgage Services, Inc., as Depositor (the "Depositor") under the
    Pooling and Servicing Agreement to be dated as of ___________ (the "Agreement").

Re:   Underwriting Agreement dated _____________.


Series Designation:   Beneficial Mortgage Services, Inc.,
                            Asset Backed Securities, Series ______.

Terms of the Securities and Underwriting Compensation:

Class (1)             Original         Pass-Through       Price to
                  Principal Amount        Rate             Public

                    $__________            **                 ***

----------------------

(1) The Class (_____) Securities are the Offered Securities. The Class (_) Security is subordinate to the Offered Securities.

*       Approximate. Subject to permitted variance of plus or minus 5%.

** Subject to the more precise formulation described in the Prospectus (as defined below).

*** The Class (_____) Securities are being offered by the Underwriter from time to time in negotiated transactions or otherwise at varying prices to be determined, in each case, at the time of sale.


                              Moody's                      Standard &
        Security             Investors                    Poor's Ratings
         Rating               Service                        Services

REMIC Election:

        The Depositor intends to cause the Trust Fund (exclusive of the security interest in the Additional Collateral) to elect to be treated as a REMIC as described in the Prospectus dated _____________ and the Prospectus Supplement relating to the Class of Securities, dated _____________ (together, the "Prospectus").

Trust Fund:

        As described in the Prospectus.

[Credit Enhancement:

        Payments on the Class (_) Securities will be supported by (a limited purpose surety bond), (a certificate insurance policy), (subordinate class(es)) and (by overcollateralization), as described in the Prospectus.]

Cut-off Date:

        ______________.

Distribution Date:

        The __th day of each month or, if such day is not a Business Day, the first Business Day thereafter, commencing in ________.

Purchase Price:

        The purchase price payable by the Underwriter for the Class (_) Securities is a percentage of the principal amount of such Class, as follows:

                             Aggregate Original                   Percentage
Class                         Principal Amount                   of Principal

                             $                                          %*


* The Class (_) Securities are being offered by the Underwriter from time to time in negotiated transactions or otherwise at varying prices to be determined, in each case, at the time of sale.

        [The undersigned represents and agrees that (i) it has not offered or sold and, prior to the expiration of the period of six months from the Closing Date referred to below, will not offer or sell any Class Securities to persons in the United Kingdom, except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances that have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulation 1995;
(ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Class Securities in, from or otherwise involving the United Kingdom; and
(iii) it
has only issued or passed on and will only issue or pass on in the United Kingdom any documents received by it in connection with the issue of the Class
(_) Securities to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1995, or is a person to whom such document may otherwise lawfully be issued or passed on.]


Closing Date and Location:


                             [Underwriter]


                             By:__________________________________
                             Name:
                             Title:


ACCEPTED:

BENEFICIAL MORTGAGE SERVICES, INC.

By:__________________________________
Name:
Title: